UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors

On February 12, 2010, the board of directors (the “Board”) of WellCare Health Plans, Inc. (the “Company”) elected William L. Trubeck and Paul E. Weaver as Class III directors.   The Board also named Mr. Trubeck a member of its Audit Committee and its Regulatory Compliance Committee and named Mr. Weaver a member of its Audit Committee and its Compensation Committee.  The Board has affirmatively determined that Messrs. Trubeck and Weaver are independent directors under the New York Stock Exchange listing standards.

In connection with their elections to the Board, Messrs. Trubeck and Weaver each received restricted shares of the Company’s common stock with a fair market value of approximately $150,000 based on the closing price of the Company’s common stock on February 12, 2010, the date of grant (the “Restricted Stock”).  The Restricted Stock, which was granted pursuant to WellCare’s 2004 Equity Incentive Plan, is subject to the terms and conditions of restricted stock agreements (each, a “Restricted Stock Agreement”) between the Company and each of Messrs. Trubeck and Weaver.  Pursuant to the Restricted Stock Agreements, the Restricted Stock will vest in equal annual installments on each of the first, second and third anniversaries of the date of grant.  Messrs. Trubeck and Weaver will also earn fees as directors in accordance with the Company’s policy pursuant to which it pays fees to other non-employee directors.  Currently, these fees are set forth in the Non-Employee Director Compensation Policy (the “Director Compensation Policy”).  In addition, the Board authorized the Company to indemnify Messrs. Trubeck and Weaver pursuant to indemnification agreements (each, an “Indemnification Agreement”) between the Company and each of Messrs. Trubeck and Weaver in the form previously approved by the Board.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced policy, plan and agreements.  The above description is qualified in its entirety by reference to the form of Restricted Stock Agreement, Director Compensation Policy, 2004 Equity Incentive Plan and form of Indemnification Agreement, which are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.

In addition, a copy of the press release announcing the appointment of Messrs. Trubeck and Weaver is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d)   Exhibits.

		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Agreement for directors under 2004 Equity Incentive Plan	8-K	June 3, 2009	10.2
10.2	Non-Employee Director Compensation Policy	10-Q	July 29, 2009	10.8
10.3	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.4	Form of 2009 Indemnification Agreement	8-K	May 14, 2009	10.1
99.1	Press Release, dated February 16, 2010	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
February 16, 2010	/s/ Alexander R. Cunningham Alexander R. Cunningham Chief Executive Officer

EXHIBIT INDEX
		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Agreement for directors under 2004 Equity Incentive Plan	8-K	June 3, 2009	10.2
10.2	Non-Employee Director Compensation Policy	10-Q	July 29, 2009	10.8
10.3	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.4	Form of 2009 Indemnification Agreement	8-K	May 14, 2009	10.1
99.1	Press Release, dated February 16, 2010	Filed herewith